                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 10-K
                                  ANNUAL REPORT


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                         SUBSIDIARIES OF THE REGISTRANT


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                          CNB FLORIDA BANCSHARES, INC.


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                                   EXHIBIT 21

MARCH 22, 2000


Subsidiaries of CNB Florida Bancshares, Inc.:


                                                State of
          Subsidiary                          Organization                     Business Name
          ----------                          ------------                     -------------
1.   CNB National Bank                              *                          CNB National Bank

* CNB National Bank is organized as a National Association.


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